                                                                    EXHIBIT 23.6



                         PETROLEUM CONSULTANT'S CONSENT



We consent to incorporation by reference in the Registration Statements (No. 333-47672, 333-44702, 333-32214, 333-39908 and 333-85553) on Form S-8, and the
Registration Statement (No. 333-85211) on Form S-3 of Devon Energy Corporation, the reference herein to our appraisal report for Devon Energy Corporation as of December 31, 1999.


                                         PADDOCK LINDSTROM & ASSOCIATES LTD.


                                         /s/ D.L. Paddock, P. Eng.
                                         D.L. Paddock, P. Eng.
                                         Vice-President


 November 7, 2000